SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549




                                    FORM 8-K
                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 7, 1996




                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



          Delaware                  1-5231               36-2361282
     (State of Incorporation)   (Commission File No.)    (IRS Employer
                                                         Identification No.)



                              One McDonald's Plaza
                           Oak Brook, Illinois 60521
                                 (630) 575-3000
           (Address and Phone Number of Principal Executive Offices)


     Item 7.   Financial Statements, Pro Forma Financial Information and
     Exhibits

     (c)  Exhibits

          (99) Press Release dated October 8, 1996 - "McDonald's Chairman Announces Management Re-Alignments To Further Focus Leadership In Global Growth Arenas"



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   McDONALD'S CORPORATION

                                   (Registrant)


                                   By:  /s/ Gloria Santona
                                        --------------------------
                                        Gloria Santona
                                        Vice President,
                                        Associate General Counsel
                                        and Secretary